EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT

I, Roger Renken hereby certify that:

(1) I have reviewed this quarterly report of Crater Mountain Resources, Inc.;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Crater Mountain Resources, Inc. as of, and for, the periods presented in this report;

(4) As Crater Mountain Resources, Inc.'s sole officer and director, I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal controls over financial reporting as defined in Exchange Act Rules 13a-15(f) and 15d-15(f):

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to registrant, including any consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of Crater Mountain Resources, Inc.'s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in Crater Mountain Resources, Inc.'s internal control over financial reporting that occurred during our most recent fiscal quarter (the fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Crater Mountain Resources, Inc.'s internal control over financial reporting; and

(5) I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Crater Mountain Resources, Inc.'s auditors and the audit committee of Crater Mountain Resources, Inc.'s board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Crater Mountain Resources, Inc.'s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Crater Mountain Resource's internal control over financial reporting.

Crater Mountain Resources, Inc.

/s/ Roger Renken	Date: June 2, 2010
By: Roger Renken
Chief Executive and Chief Financial Officer